UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 29, 2004

SEACOR Holdings Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Richmond, Suite 400 Houston, Texas		77082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 899-4800

Not Applicable.
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of SEACOR Holdings Inc., dated July 29, 2004, reporting SEACOR’s financial results for the second quarter of 2004.

Item 12.                                                    Results of Operations and Financial Condition.

On July 29, 2004, SEACOR Holdings Inc. issued a press release announcing its financial results for the second quarter of 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

Date of report: July 29, 2004	By:	/s/ Randall Blank
Name: Randall Blank
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of SEACOR Holdings Inc., dated July 29, 2004, reporting SEACOR’s financial results for the second quarter of 2004.